UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2005

Katy Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-05558	75--1277589
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
765 Straits Turnpike
Middlebury, Connecticut 06762
(Address of principal executive offices) (Zip Code)

(203) 598-0397
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events

On December 5, 2005, Katy Industries, Inc. issued a press release announcing the resumption of a share repurchase program A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Number	Exhibit
99.1	Katy Industries, Inc. press release issued December 5, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KATY INDUSTRIES, INC.
(Registrant)

By: /s/ Amir Rosenthal
Amir Rosenthal
Vice President, Chief Financial Officer,
General Counsel and Secretary

Date: December 6, 2005

Exhibits

Exhibit No.  Description
99.1        Press release issued by Katy Industries, Inc. on December 5, 2005.